(ICON)

ANNUAL
REPORT

March 31, 1998

Letter To Shareholders
April 15, 1998

Dear Fellow Shareholder:
The current bull market shows no sign of fatigue.
Once again, our expectation
of a market correction, our incredulity of record high valuations, and our stiff-necked stubbornness in refusing to "pay up" for financial stocks with takeover premiums, have dampened the Fund's returns relative to its benchmarks.
The commercial finance and sub-prime lending sectors (which are not in the Fund's bank and thrift benchmarks) hurt the Fund's performance as well. Both areas, however, have been rebounding of late, set off by the acquisition industry leaders, The Money Store and Green Tree
Financial. Indeed, the Fund's
net asset value ("NAV") is up 5.9% so far in April. Investment returns for periods ended March 31, 1998 are as follows:

Investment Objective
The Fund seeks long-term capital appreciation and, as a secondary objective, current income by investing in a portfolio of securities issued by savings, banking and mortgage institutions.

                         TOTAL RETURN
               For The Periods Ended March 31,
1998

                                6 Mos.      1 Year
3 Years       5 Years
First Financial Fund's NAV1       8.0%
49.2%        44.9%        35.9%
S&P 500 Index                    17.2%
48.0%        32.8%        22.4%
NASDAQ Composite2                 8.9%
50.3%        31.0%        21.6%
NASDAQ Banks2                    17.0%
60.9%        42.3%        28.7%
SNL All Daily Thrift2            17.9%
64.7%        46.2%        30.7%

1Source: Prudential Investments Fund Management.
The Fund's total return
represents the change in net asset value from the beginning of the period noted through March 31, 1998 and assumes the reinvestment of dividends and distributions. Past performance is no guarantee of future results.

2Principal only.

     Note: Returns for periods greater than one year are annualized.

On March 31, 1998, First Financial Fund's shares closed at a NYSE market price of $20.81 per share, which represented a premium of 9.9% to the net asset value of $18.94 per share.

Outlook and Strategy.
The "Goldilocks" economy, one with moderate GDP
growth and lower interest
rates, and the torrid pace of merger activity are
still the twin turbos of the
bull market for financial stocks. Analysis of the
former we will leave to the
reader.  As to the latter, the recent mergers of
Nations Bank/BankAmerica and
Citicorp/Travelers Group have set new precedents
for the size and scope of
consolidation.  Every financial concern is now a
potential target, no matter
the size. Mergers across financial industry
subsegments - e.g., banking and
insurance - will cease to be an anomaly. Higher
deal prices will be driven by
investors' acceptance of current stock valuations,
management claims of cost
savings and revenue enhancements, and the
machinations of acquisition
accounting which has led to ever increasing
"restructuring charges."
--------------------------------------------------
-----------------------------
                                1

We've stated before that the difficulty in finding absolute value in small bank and thrifts has led us to other areas of financial services. One area in particular is mortgage real estate investment trusts ("REITs"). We favor companies in this emerging industry that have organic origination capability or relationships and that are internally managed.
Structurally, these entities
hold the same residential and commercial mortgages as a bank or thrift but in a manner which is potentially more "general and administrative expense friendly" and tax-efficient. Some of these mortgage REITs have a projected yield of 10% or more versus Treasury securities that are now yielding less than 6%. We like that kind of absolute and relative return.

Thank you for your confidence in us.

Sincerely,

Nicholas C. Adams
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP
--------------------------------------------------
-----------------------------
                                2

Portfolio of Investments as of March 31, 1998
FIRST FINANCIAL FUND, INC.
--------------------------------------------------
----------

Shares      Description                     Value
(Note 1)
--------------------------------------------------
----------
LONG-TERM INVESTMENTS--106.2%
COMMON STOCKS--104.3%
--------------------------------------------------
----------
Banks & Thrifts--50.1%
 242,700    Acadiana Bancshares, Inc.
$  5,521,425
 210,000    Ambanc Holding Co., Inc.
3,990,000
  50,000    Bay State Bancorp, Inc.*
1,481,250
 125,000    Big Foot Financial Corp.*
2,593,750
 240,762    Bostonfed Bancorp, Inc.
5,537,526
 211,000    Cameron Financial Corp.
4,206,812
 189,000    Catskill Financial Corp.
3,354,750
 129,580    CCF Holding Co.
2,785,970
 220,750    Commercial Federal Corp.
8,029,781
 106,500    Community Financial Corp.
2,116,688
   4,500    Covest Bancshares, Inc.
77,625
  74,600    CSB Financial Group, Inc.*
1,007,100
 134,500    Dime Bancorp, Inc.
4,043,406
 324,345    Downey Financial Corp.
10,500,669
 202,900    Fidelity Federal Bancorp
1,902,188
  24,000    First Financial Corp.
393,000
 311,100    FirstFed America Bancorp, Inc.*
6,571,987
 126,000    FirstFed Bancorp, Inc.
3,024,000
 201,000    Flushing Financial Corp.
4,999,875
 154,000    Fort Bend Holding Corp.
4,158,000
 345,000    GA Financial, Inc.
7,029,375
  38,500    GBC Bancorp
2,550,625
 143,742    Golden State Bancorp, Inc.*
5,489,148
 210,000    GreenPoint Financial Corp.
7,546,875
  85,000    GS Financial Corp.
1,726,563
 115,800    Hallmark Capital Corp.*
1,765,950
  16,666    HFB Financial Corp.
287,489
  62,400    Highland Bancorp, Inc.
2,340,000
   9,375    Independent Bankshares, Inc.
160,547
 294,000    ITLA Capital Corp.*
5,990,250
 246,000    Long Island Bancorp, Inc.
15,467,250
 154,000    MECH Financial, Inc.*
4,581,500
  50,000    Pamrapo Bancorp, Inc.
1,375,000
 350,000    People's Bank
13,256,250
  65,000    Peoples Financial Corp.
1,040,000
 174,600    Perpetual Federal Savings Bank
3,710,250
  95,300    Prestige Bancorp, Inc.
1,906,000
 294,000    Provident Financial Holdings, Inc.*
6,762,000
 357,900    RedFed Bancorp, Inc.*
7,113,262
  85,850    Redwood Financial, Inc.*
$  1,126,781
  84,999    Regent Bancshares Corp.*
1,274,985
 189,800    Richmond County Financial Corp.
3,641,787
 470,000    River Bank America*
2,585,000
  47,800    Rowan Bancorp, Inc.*
1,027,700
 125,600    SFS Bancorp, Inc.
2,983,000
  40,500    Southern Community Bancshares, Inc.
708,750
  11,531    Sun Bancorp, Inc.*
348,798
  10,000    Telebanc Financial Corp.*
197,500
  16,500    Three Rivers Financial Corp.
344,438
  83,200    Tri-County Bancorp, Inc.
1,123,200
  23,722    Vermont Financial Services Corp.
655,320
   8,200    Warwick Community Bancorp, Inc.*
145,038
 212,000    Western Bancorp*/D/DD
              (cost $5,936,000; purchased
              1/26/98)
8,287,875
  15,000    Westernbank Puerto Rico
225,000
 168,000    Yonkers Financial Corp.
3,213,000

------------

194,282,308
--------------------------------------------------
----------
Other Financial Intermediaries--54.2%
 400,000    Anthracite Capital, Inc.
6,000,000
 248,200    Central Financial Acceptance Corp.*
2,900,837
 560,000    Doral Financial Corp.
16,730,000
 973,700    Dynex Capital, Inc.
11,684,400
 258,050    Financial Federal Corp.*
6,580,275
  70,000    Finova Group, Inc.
4,121,250
 528,800    First Merchants Acceptance Corp.*
5,288
 112,000    First Mortgage Corp.*
434,000
 142,000    FIRSTPLUS Financial Group, Inc.*
5,964,000
 706,000    Headlands Mortgage Co.*
11,869,625
 143,100    Healthcare Financial Partners, Inc.*
6,779,362
 603,400    IMC Mortgage Co.*
8,032,762
 351,900    IMPAC Mortgage Holdings, Inc.
6,004,294
 803,900    Imperial Credit Industries, Inc.*
18,690,675
 128,016    Inco Homes Corp.*
336,042
 188,800    LASER Mortgage Management, Inc.
3,079,800
 196,000    Legg Mason, Inc.
11,625,250
 230,411    Life Financial Corp.*
4,579,419
 838,500    Long Beach Financial Corp.*
10,690,875
 466,700    Novastar Financial, Inc.*
9,217,325

--------------------------------------------------
------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 1998
FIRST FINANCIAL FUND, INC.
--------------------------------------------------
----------

Shares       Description                     Value
(Note 1)
--------------------------------------------------
----------
Other Financial Intermediaries (cont'd.)
 312,300    Ocwen Asset Investment Corp.
$  5,328,619
 520,100    Ocwen Financial Corp.*
14,432,775
  99,000    PMC Commerical Trust
1,942,875
 330,000    Prime Capital Corp., Inc.*
1,732,500
 421,350    Resource Bancshares
              Mortgage Group, Inc.
6,688,931
 545,300    Sundance Homes, Inc.*
1,158,763
 807,600    Ugly Duckling Corp.*
8,681,700
 378,000    WFS Financial Inc.*
3,732,750
 581,700    Wilshire Financial Services Group,
              Inc.*
14,542,500
 405,900    Wilshire Real Estate Investment
              Trust
6,494,400

------------

210,061,292

------------
            Total common stocks
              (cost $273,268,557)
404,343,600

------------
--------------------------------------------------
----------
Preferred Stocks--0.7%
 100,000    Community Bank, Inc.
              13.00%, Ser. B (cost $2,400,000)
2,800,000

------------
--------------------------------------------------
----------
Corporate Bonds--0.4%

Principal
Amount
(000)
  $1,450    Resource America, Inc.
            12.00%, 8/1/04 (cost $1,450,000)
1,533,375

------------
--------------------------------------------------
----------
Warrants*--0.8%
Warrants
  50,000    Community Bank, Inc.
              expiring June '99
700,000
 466,700    Novastar Financial, Inc.D/DD
              expiring February '01
              (cost $769,355; purchased 12/9/96)
2,216,825

------------
            Total warrants (cost $869,355)
2,916,825

------------
            Total long-term investments
              (cost $277,987,912)
411,593,800

------------
SHORT-TERM INVESTMENTS--1.3%
--------------------------------------------------
----------
Repurchase Agreement--1.3%
  $5,208    Paribas Corp.,
              5.90%, due 4/1/98 in the amount of
              $5,208,854 (cost $5,208,000; value
              of collateral including accrued
              interest-$5,317,650)
$  5,208,000

------------
--------------------------------------------------
----------
Certificates Of Deposit
            Brookline Saving,
       1    5.00%, 5/29/98
1,301
            First Federal Savings Bank,
       3    5.00%, 4/14/98
3,018
            Naugatuck Valley Savings & Loan
              Assoc.,
       1    4.10%, 4/25/98
1,175

------------
            Total certificates of deposit
              (cost $5,494)
5,494

------------
            Total short-term investments
              (cost $5,213,494)
5,213,494

------------
--------------------------------------------------
----------
Total Investments--107.5%
            (cost $283,201,406; Note 3)
416,807,294
            Liabilities in excess of other
              assets--(7.5%)
(28,955,356)

------------
            Net Assets--100%
$387,851,938

------------

------------

---------------
 * Non-income producing security.
 D Indicates a restricted security; the aggregate
cost of such securities is
   $6,705,355. The aggregate value ($10,504,700)
is approximately 2.7% of net
   assets.
DD Fair Valued security.
--------------------------------------------------
------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities
FIRST FINANCIAL FUND, INC.
--------------------------------------------------
------------------------------

Assets
March 31, 1998
Investments, at value (cost
$283,201,406).....................................
 .............................       $416,807,294
Cash..............................................
 ..................................................
 .......            616,479
Receivable for investments
sold..............................................
 ..............................            234,742
Dividends and interest
receivable........................................
 ..................................
822,875
Other
assets............................................
 ..................................................
 .            142,855

--------------
   Total
assets............................................
 ................................................
418,624,245

--------------
Liabilities
Loan payable (Note
4)................................................
 ......................................
20,000,000
Payable for investments
purchased.........................................
 .................................
10,009,480
Advisory fee
payable...........................................
 ............................................
536,956
Administration fee
payable...........................................
 ......................................
125,119
Loan interest payable (Note
4)................................................
 .............................             56,778
Accrued
expenses..........................................
 .................................................
31,360
Deferred directors'
fees..............................................
 .....................................
12,614

--------------
   Total
liabilities.......................................
 ................................................
30,772,307

--------------
Net
Assets............................................
 ..................................................
 ...       $387,851,938

--------------

--------------
Net assets were comprised of:
   Common stock, at par; 20,477,040 shares
issued............................................
 ..............       $     20,477
   Paid-in capital in excess of
par...............................................
 .........................        234,051,201

--------------

234,071,678
   Undistributed net investment
income............................................
 .........................            908,927
   Accumulated net realized
gains.............................................
 .............................         19,265,445
   Net unrealized appreciation of
investments.......................................
 .......................        133,605,888

--------------
   Net assets, March 31,
1998..............................................
 ................................
$387,851,938

--------------

--------------
Net asset value per share ($387,851,938
/20,477,040 shares of common stock
outstanding)....................
$18.94

--------------

--------------

--------------------------------------------------
------------------------------
See Notes to Financial Statements.     5

FIRST FINANCIAL FUND, INC.
Statement of Operations
--------------------------------------------------
----------

Year Ended
Net Investment Income
March 31, 1998
Income
   Dividends (net of foreign withholding
      taxes of $23,333).....................    $
5,361,983
   Interest.................................
1,265,221
                                               ---
-----------
      Total income..........................
6,627,204
                                               ---
-----------
Expenses
   Investment advisory fee..................
2,065,528
   Administration fee.......................
480,727
   Legal fees and expenses..................
91,000
   Custodian's fees and expenses............
71,000
   Insurance expense........................
62,000
   Listing fees.............................
32,000
   Reports to shareholders..................
25,000
   Transfer agent's fees and expenses.......
24,000
   Audit fee................................
22,000
   Directors' fees and expenses.............
16,000
   Miscellaneous............................
14,470
                                               ---
-----------
      Total operating expenses..............
2,903,725
   Loan interest (Note 4)...................
1,090,573
                                               ---
-----------
      Total expenses........................
3,994,298
                                               ---
-----------
Net investment income.......................
2,632,906
                                               ---
-----------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions.............................
47,574,880
Net change in unrealized appreciation of
   investments..............................
81,471,172
                                               ---
-----------
Net gain on investments.....................
129,046,052
                                               ---
-----------
Net Increase in Net Assets
Resulting from Operations...................
$131,678,958
                                               ---
-----------
                                               ---
-----------

FIRST FINANCIAL FUND, INC.
Statement of Cash Flows
--------------------------------------------------
----------

Year Ended
Increase (Decrease) in Cash
March 31, 1998
Cash flows provided from operating activities
   Dividends and interest received............  $
6,334,577
   Operating expenses paid....................
(2,793,775)
   Loan interest paid.........................
(1,300,951)
   Purchases of short-term portfolio
      investments, net........................
36,949,803
   Purchases of long-term portfolio
      investments.............................
(175,338,134)
   Proceeds from disposition of long-term
      portfolio investments...................
149,489,307
   Deferred expenses and other assets.........
(1,986)
                                                --
------------
   Net cash provided from operating
      activities..............................
13,338,841
                                                --
------------
Cash used for financing activities
   Cash dividends paid........................
(14,322,612)
   Net increase in notes payable..............
1,600,000
                                                --
------------
   Net cash used for financing activities.....
(12,722,612)
                                                --
------------
   Net increase in cash.......................
616,229
   Cash at beginning of year..................
250
                                                --
------------
   Cash at end of year........................  $
616,479
                                                --
------------
                                                --
------------
Reconciliation of Net Increase in Net Assets
to Net Cash Provided from for Operating
Activities
Net increase in net assets resulting from
   operations.................................  $
131,678,958
                                                --
------------
Increase in investments.......................
(2,501,529)
Net realized gain on investment
   transactions...............................
(47,574,880)
Net increase in unrealized appreciation of
   investments................................
(81,471,172)
Decrease in receivable for investments sold...
4,631,951
Increase in dividends and interest
   receivable.................................
(292,627)
Increase in deferred expenses and other
   assets.....................................
(1,986)
Increase in payable for investments
   purchased..................................
8,970,554
Decrease in accrued expenses and other
   liabilities................................
(100,428)
                                                --
------------
      Total adjustments.......................
(118,340,117)
                                                --
------------
Net cash provided from operating activities...  $
13,338,841
                                                --
------------
                                                --
------------

--------------------------------------------------
------------------------------
See Notes to Financial Statements.     6

FIRST FINANCIAL FUND, INC.
Statement of Changes in Net Assets
--------------------------------------------------
----------

                                       Year Ended
March 31,
Increase (Decrease)               ----------------
--------------
in Net Assets                         1998
1997
                                  ------------
------------
Operations
   Net investment income.......   $  2,632,906
$  3,424,853
   Net realized gain on
      investment
      transactions.............     47,574,880
62,347,973
   Net increase in unrealized
      appreciation of
      investments..............     81,471,172
12,733,565
                                  ------------
------------
   Net increase in net assets
      resulting from
      operations...............    131,678,958
78,506,391
                                  ------------
------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income........     (2,481,971)
(3,196,846)
   Distributions from net
      realized gains...........    (47,574,880)
(51,149,539)
   Distributions in excess of
      net
      realized gains...........    (11,105,995)
--
Value of Fund shares issued to
  shareholders in reinvestment
of
  dividends and
distributions..................     46,840,234
37,704,525
Cost of Fund shares
reacquired.....................             --
(5,498,887)
                                  ------------
------------
Total increase.................    117,356,346
56,365,644
Net Assets
Beginning of year..............    270,495,592
214,129,948
                                  ------------
------------
End of year....................   $387,851,938
$270,495,592
                                  ------------
------------
                                  ------------
------------

FIRST FINANCIAL FUND, INC.
Notes to Financial Statements
--------------------------------------------------
----------
First Financial Fund, Inc. (the 'Fund') was
incorporated in Maryland on March 3,
1986, as a closed-end, diversified investment
company. The Fund had no
operations until April 24, 1986, when it sold
10,000 shares of common stock for
$100,000 to Wellington Management Company (the
'Investment Adviser'). Investment
operations commenced on May 1, 1986. The Fund's
primary investment objective is
to achieve long-term capital appreciation with the
secondary objective of
current income by investing in securities issued
by savings, banking, and
mortgage institutions and their holding companies.
The ability of issuers of
debt securities held by the Fund to meet their
obligations may be affected by
economic developments in a specific industry or
region.
--------------------------------------------------
----------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund in the preparation of its financial statements.

Securities Valuation: Each security traded on a national securities exchange will be valued on the basis of the last sales price on the valuation date on the principal exchange on which the security is traded. Securities traded in the over-the-counter market and on one or more exchanges will generally be valued using the quotations the Board of Directors or its delegate believe reflect most closely the value of such securities. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.
Securities for which market
quotations are not readily available will be valued at fair value as determined in good faith according to pricing procedures developed by the Investment
Adviser and approved by the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with repurchase agreement
transactions with financial
institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Fund may invest up to 20% of its total assets
in securities which are not
readily marketable, including those which are
restricted as to disposition under
securities law ('restricted securities'). With
regard to the restricted
securities held by the Fund at March 31, 1998, the
Fund may
--------------------------------------------------
------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements
FIRST FINANCIAL FUND, INC.
--------------------------------------------------
------------------------------
not demand registration by the issuers. Restricted securities are valued pursuant to the valuation procedures noted above.

Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net
Assets and additional
information on cash receipts and cash payments is presented in the Statement of
Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are provided in accordance with the
Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund expects to declare and pay, at least annually, dividends from net investment income and any net capital gains.
Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain
distributions are determined in accordance
with income tax regulations which may differ from
generally accepted accounting
principles. These differences are primarily due to
differing treatments for wash
sales.
--------------------------------------------------
----------
Note 2. Agreements

The Fund has agreements with the Investment
Adviser and with Prudential
Investments Fund Management LLC (the
'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund;
the Administrator provides
occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the
Investment Adviser to receive
a fee, computed monthly and payable quarterly, at
the following annual rates:
 .75% of the Fund's average month-end net assets up
to and including $50 million,
and .625% of such assets in excess of $50 million.
The administration agreement
provides for the Administrator to receive a fee,
computed monthly and payable
quarterly, at the annual rate of .15% of the
Fund's average month-end net
assets.
--------------------------------------------------
----------
Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 1998 were $184,308,688 and $144,857,356, respectively.

During the year ended March 31, 1998, the Fund entered into $9,684,975 of securities transactions on a principal basis with Prudential Securities
Incorporated, an affiliate of the Administrator.

The cost basis of the Fund's investments for
federal income tax purposes,
including short-term investments, at March 31,
1998 was $283,647,360;
--------------------------------------------------
------------------------------
                                       8

Notes to Financial Statements
FIRST FINANCIAL FUND, INC.
--------------------------------------------------
------------------------------
and, accordingly, net unrealized appreciation for
federal income tax purposes
was $133,159,934 (gross unrealized appreciation--
$157,959,502; gross unrealized
depreciation--$24,799,568).
--------------------------------------------------
----------
Note 4. Borrowings

The Fund has a credit agreement (the 'Agreement') with an unaffiliated lender.
The maximum commitment under the Agreement is $45,000,000. These borrowings may be set to any desired maturity from one week to one year at a rate of interest determined by the lender at the time of borrowing.

While outstanding, each borrowing will bear
interest, payable at maturity. The
average daily balance outstanding for the year
ended March 31, 1998 was
$16,299,178 at a weighted average interest rate of
6.39%. The highest face
amount of borrowing outstanding at any month-end
during the year ended March 31,
1998 was $32,000,000. The current borrowings of
$20,000,000 (at a weighted
average interest rate of 6.39%) mature throughout
the period April 2, 1998 and
April 29, 1998.
--------------------------------------------------
----------
Note 5. Capital

There are 50 million shares of $.001 par value
common stock authorized. Of the
20,477,040 shares issued as of March 31, 1998, the
Investment Adviser owned
13,601 shares. During the fiscal years ended March
31, 1997 and 1998, the Fund
issued 2,505,284 and 2,748,679 shares,
respectively, in connection with cash
distributions paid in stock. Of the 2,748,679
shares issued during the fiscal
year ended March 31, 1998, 847,579 represent newly-
issued shares and the
remaining 1,901,100 represent reissued Treasury
shares.
--------------------------------------------------
------------------------------
                                       9

Financial Highlights
FIRST FINANCIAL FUND, INC.
--------------------------------------------------
------------------------------

Year Ended March 31,

--------------------------------------------------
----------

1998         1997         1996         1995
1994

--------     --------     --------     --------
--------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year..................    $  15.26     $  13.71
$  11.05     $  12.74     $  16.52

--------     --------     --------     --------
--------
Income from investment operations
Net investment
income...............................         .14
 .22          .13          .05          .04
Net realized and unrealized gain (loss) on

investments......................................
6.84         4.84         4.99         2.76
3.27

--------     --------     --------     --------
--------
   Total from investment
operations.................        6.98
5.06         5.12         2.81         3.31

--------     --------     --------     --------
--------
Less dividends and distributions
Dividends from net investment
income................        (.14)        (.21)
(.15)        (.03)        (.05)
Distributions from net realized
gains...............       (2.68)       (3.36)
(2.31)       (4.38)       (6.63)
Distributions in excess of net realized
gains.......        (.63)       --           --
--           --

--------     --------     --------     --------
--------
   Total dividends and
distributions................       (3.45)
(3.57)       (2.46)       (4.41)       (6.68)

--------     --------     --------     --------
--------
Increase resulting from Fund share
repurchase.......       --             .06
--           --             .08
Net change resulting from the issuance of Fund

shares...........................................
 .15        --           --            (.09)
(.49)

--------     --------     --------     --------
--------
Net asset value, end of
year(a).....................    $  18.94     $
15.26     $  13.71     $  11.05     $  12.74

--------     --------     --------     --------
--------

--------     --------     --------     --------
--------
Market price per share, end of
year(a)..............    $ 20.813     $ 14.500
$ 12.625     $ 11.125     $  12.00

--------     --------     --------     --------
--------

--------     --------     --------     --------
--------
TOTAL INVESTMENT
RETURN(b):.........................       72.59%
42.10%       35.46%       34.83%       24.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000).......................    $387,852
$270,496     $214,130     $158,214     $143,572
Average net assets
(000)............................    $320,484
$238,967     $195,421     $164,322     $158,100
Ratios to average net assets:
   Expenses, before loan interest, commitment fees
      and nonrecurring
expenses.....................         .91%
1.03%        1.00%        1.03%        1.11%
   Total
expenses...................................
1.25%        1.56%        1.23%        1.58%
1.36%
   Net investment
income............................         .82%
1.43%         .97%        0.46%        0.25%
Portfolio turnover
rate.............................          43%
70%          82%         103%         139%
Total debt outstanding at end of year (000

omitted).........................................
$ 20,000     $ 18,400     $  9,700     $ 16,000
$ 15,000
Asset coverage per $1,000 of debt
outstanding.......    $ 20,393     $ 15,701     $
23,075     $ 10,888     $ 10,571
Average commission rate paid per
share..............    $  .0483     $  .0530     $
 .0415        --           --

---------------
(a) NAV and market value are published in The Wall
Street Journal each Monday.
(b) Total investment return is calculated assuming
a purchase of common stock at
    the current market value on the first day and
a sale at the current market
    value on the last day of each year reported.
Dividends and distributions are
    assumed for purposes of this calculation to be
reinvested at prices obtained
    under the dividend reinvestment plan. This
calculation does not reflect
    brokerage commissions.
    Contained above is selected data for a share
of common stock outstanding,
    total investment return, ratios to average net
assets and other supplemental
    data for the year indicated. This information
has been determined based upon
    information provided in the financial
statements and market price data for
    the Fund's shares.
--------------------------------------------------
------------------------------
See Notes to Financial Statements.     10

Report of Independent Accountants
FIRST FINANCIAL FUND, INC.
--------------------------------------------------
------------------------------
To the Board of Directors and Shareholders of First Financial Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Financial Fund, Inc.
(the 'Fund') at March 31, 1998, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.
These financial statements and
financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended March 31, 1996 were audited by other independent accountants, whose opinion dated May 9, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 14, 1998
--------------------------------------------------
------------------------------
                                       11

Tax Information (Unaudited)
FIRST FINANCIAL FUND, INC.
--------------------------------------------------
------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 1998) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year.
Accordingly, we are advising you that during the fiscal year ended March 31,
1998, the Fund paid dividends and distributions totalling $3.45 per share, comprised of $.14 ordinary income and $1.89 short-term capital gains which are taxable as ordinary income and $1.42 long-term capital gains of which $.96 is taxable as 28% rate gains and $.46 is taxable as 20% rate gains. Further, we wish to advise you that 14.86% of the dividends taxable as ordinary income and paid in the fiscal year ended March 31, 1998 qualified for the corporate dividend received deduction available to corporate taxpayers.

In January 1999, shareholders will receive a Form
1099-DIV or substitute Form
1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 1998 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Other Information
FIRST FINANCIAL FUND, INC.
--------------------------------------------------
------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan
(the Plan.) Shareholders who
do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in streetname or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent unless the Fund declares a distribution payable in shares, absent a shareholder's specific election to receive cash.. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution);
or if (2) the market price of
Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distribution payable only in cash and the net asset value exceeds the market price of Shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan
Agent will halt open-market
purchases of the Fund's shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly-issued shares. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The
Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be
directed to the Plan Agent,
State Street Bank & Trust Company, P.O. Box 8200,
Boston, MA 02266-8200.
--------------------------------------------------
------------------------------
                                       12

Directors
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section
23(c) of the Investment
Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

320228109